                                                                    EXHIBIT 10.5


THIS NOTE AND THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

                                   UWINK, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE

                                                              New York, New York
                                                                    May 14, 2003

$125,000.00

         SECTION 1. GENERAL. For value received, UWINK, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of SCIENTIFIC GAMES CORPORATION, a Delaware corporation ("SGC"), or its registered assigns, the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000.00) or such lesser amount as shall then equal the outstanding amount hereof and any unpaid accrued interest hereon as provided in this Note, which principal and interest shall be due and payable on the earlier to occur of (i) May 14, 2004,
(ii) when declared due and payable by the Holder upon the occurrence of an Event of Default as defined in Section 7(a), (b) or (c) below, or (iii) automatically upon the occurrence of an Event of Default as defined in Section 7(d) or (e) below. Payment for all amounts due hereunder shall be made in U.S. dollars by wire transfer of immediately available funds to the Holder at its address as provided to the Company.

         SECTION 2. DEFINITIONS. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                  (i) "COMPANY" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

                  (ii) "HOLDER", when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

         SECTION 3. INTEREST. The Company shall pay interest at a rate of eight percent (8%) per annum, compounded monthly (the "INITIAL INTEREST RATE"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed and shall accrue, beginning upon the date hereof, on the unpaid principal of this Note and will continue to accrue until this Note is paid in full or converted in full as provided in
Section 8. In the event that the principal amount of this Note is not paid in full when such amount becomes due and payable, interest at the Maximum Legal Rate (as defined below) shall continue to accrue on the balance of any unpaid principal until such balance is paid. This Note is subject to the express condition that at no time shall the Company be required to pay interest on the principal balance of this Note at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Note, the Company is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate applicable to this Note shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. For purposes of this Note, "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note and as provided for herein, under the laws of such governmental authority whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of this Note.

         SECTION 4. DEFENSES. The obligations of the Company to make the payments provided for in this Note are absolute and unconditional and shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

         SECTION 5. EXTENSION OF MATURITY. Should the principal of or interest on this Note become due and payable on other than a business day, the date on which this Note must be paid in full shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension. For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of New York.

         SECTION 6. PREPAYMENT. This Note may not be prepaid, in whole or in part, without the Holder's consent.

         SECTION 7. DEFAULTS. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" for purposes of this Note:

         (a) Default in the payment of the principal and unpaid accrued interest of this Note when due and payable, whether at maturity or by acceleration or otherwise; or

         (b) Any other default by the Company of the performance of any of its obligations hereunder, including conversion, when due;

         (c) The Company shall fail to perform or observe any of its covenants, agreements or obligations under that certain Agreement, effective as of January 8, 2003, by and between the Company and SGC (the "EXISTING AGREEMENT") and such default shall continue unremedied for a period of five (5) days after notice of such default is given by SGC to the Company;

         (d) The Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, consent to entry of an order for relief against it in an involuntary case, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of any receiver, trustee or similar official for it or a substantial part of its assets, or commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; there shall occur the appointment of a receiver, trustee, assignee, liquidator, custodian or similar official of it or a substantial part of its assets; or there shall have been filed any such petition or application or any such proceeding shall have been commenced against it, which remains undismissed for a period of thirty (30) days or more; the Company by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of any trustee for it or any substantial part of any of its properties; or

         (e) A court of competent jurisdiction shall enter an order or decree under any bankruptcy law that is for relief against the Company in an involuntary case, appoints a receiver, trustee, assignee, liquidator or similar official of the Company or for any substantial part of its property, or orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 30 days.

         Upon the occurrence of any of the Events of Default specified in Sections 7(a), (b) or (c) above, the Holder of this Note may, so long as such condition exists, declare the entire unpaid principal of this Note, together with all accrued and unpaid interest hereon, immediately due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and shall be entitled to pursue all remedies which it may have, at law or in equity, for the enforcement and collection hereof.

         Upon the occurrence of any of the Events of Default specified in Sections 7(d) or (e) above, the entire unpaid principal of this Note, together with all accrued and unpaid interest hereon, shall automatically become immediately due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and shall be entitled to pursue all remedies which it may have, at law or in equity, for the enforcement and collection hereof.

         SECTION 8. CONVERSION.

         8.1 VOLUNTARY CONVERSION. Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert the principal balance of this Note, together with all accrued but unpaid interest thereon, in accordance with the provisions of
Section 8.3 hereof, in whole or in part, into fully paid and nonassessable shares of common stock, par value $0.0001 per share, of the Company (the "COMMON STOCK"). The number of shares of Common Stock into which this Note may be converted ("CONVERSION SHARES") shall be determined by dividing the aggregate principal amount, together with all accrued but unpaid interest to the date of conversion, by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price shall be equal to $.50 per share.

         8.2 AUTOMATIC CONVERSION. The entire principal amount of this Note, together with all accrued but unpaid interest to the date of conversion, shall be automatically converted into shares of Common Stock at the Conversion Price at the time in effect immediately prior to (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred, or a sale of all or substantially all of the assets of the Company or (ii) the closing of a firmly underwritten public offering pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT"); provided that any shares of Common Stock issued to the Holder of this Note upon automatic conversion of this Note pursuant to this Section 8.2 shall be entitled to piggy-back registration rights with respect to the registration of such shares under the Securities Act that are at least as favorable to the Holder of this Note, including with respect to underwriter cutbacks, payment of expenses, and other material provisions, as the most favorable piggy-back registration rights granted by the Company to any other holder of the Company's capital stock.

         8.3 CONVERSION PROCEDURE.

                  8.3.1 NOTICE OF CONVERSION PURSUANT TO SECTION 8.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to this Section 8.3, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter and in no event later than 14 business days thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  8.3.2 NOTICE OF CONVERSION PURSUANT TO SECTION 8.2. If this
Note is automatically converted, written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to the Company, in the manner and at the place designated, this Note.

         8.4 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after the conversion of this Note and in no event later than 14 business days after such conversion, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

         8.5 MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note pursuant to Section 8.3 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter (and in no event later than 14 business days thereafter), issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note pursuant to Section 8.3 above, on and after such date the Holder of this Note entitled to receive the shares of such Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder of such shares. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any principal and interest accrued and unpaid or unconverted to and including the date of such conversion.

         SECTION 9. CONVERSION PRICE ADJUSTMENTS.

         9.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

         9.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

         9.3 ADJUSTMENT UPON ISSUANCE OF ADDITIONAL SHARES.

                  9.3.1 In the event the Company, at any time after the date of this Note shall issue any Additional Shares (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Shares, the Conversion Price in effect immediately prior to each such issuance shall automatically be adjusted to a price equal to the per share issuance price for such Additional Shares.

                  9.3.2 For the purpose of the above calculation, "ADDITIONAL SHARES" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 9.3.4 below) by the Company after the date of this Note, other than:

                           (A) Common Stock issued pursuant to stock dividends,
stock splits or similar transactions, as described in Section 9.1 of this Note,

                           (B) After the date of this Note, up to an aggregate
of _______ shares of Common Stock (as adjusted for stock splits, stock combinations, reclassifications and the like) issuable or issued to employees, consultants or directors of the Company pursuant to a stock option plan or restricted stock plan or other compensation arrangement approved by the Board of Directors of the Company,

                           (C) Capital stock, or options or warrants to purchase
capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, commercial property lease transactions, equipment financings or similar transactions approved by the Board of Directors of the Company,

                           (D) Shares of Common Stock or preferred stock
issuable upon exercise of options or other convertible securities outstanding as of the date of this Note,

                           (E) Capital stock, options or warrants to purchase
capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Company, or

                           (F) Shares of Common Stock issued or issuable upon
conversion of any preferred stock of the Company that is issued and outstanding as of the date of this Note.

                  9.3.3 DETERMINATION OF CONSIDERATION. In the case of the issuance of Additional Shares for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Additional Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company irrespective of any accounting treatment. The consideration per share received by the Company for Additional Shares deemed to have been issued pursuant to
Section 9.3.4 relating to options or rights or convertible or exchangeable securities, shall be the minimum aggregate amount of additional consideration (as set forth in instruments relating thereto) payable to the Company upon the exercise of such options or rights and the conversion or exchange of such convertible or exchangeable securities (as the case may be), including the amounts received by the Company as consideration for the issuance of such securities.

                  9.3.4 DEEMED ISSUANCE OF ADDITIONAL SHARES. In the case of the issuance (whether before, on or after the date hereof) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 9.3:

                           (A) The aggregate maximum number of shares of Common
Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 9.3.3), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                           (B) The aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the conversion in each such case to be determined in the manner provided in Section 9.3.3).

                           (C) In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                           (D) Upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such option or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                           (E) The number of shares of Common Stock deemed
issued and the consideration deemed paid therefore pursuant to 9.3.4(A) and 9.3.4(B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 9.3.4(C) or 9.3.4(D).

                  9.3.5 NO INCREASED CONVERSION PRICE. Notwithstanding any other provisions of this Section 9.3, except to the limited extent provided for in
Section 9.3.4(C) and 9.3.4(D), no adjustment of the Conversion Price pursuant to this Section 9.3 shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

         9.4 RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization, reorganization, merger or consolidation of the Company (other than a subdivision or combination provided for elsewhere in this Section
9), provision shall be made so that the Holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of the Common Stock deliverable upon conversion of this Note would have been entitled on such recapitalization, reorganization, merger or consolidation.

         9.5 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Conversion Price at the time of effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Note.

         9.6 NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 8 and Section 9 of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of this Note against impairment.

         9.7 NOTICES OF RECORD DATE, ETC, In the event of:

                  (A) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

                  (B) any stock split, reverse stock split, subdivision, consolidation or other capital reorganization, reclassification or other recapitalization of the capital stock of the Company,

                  (C) any merger, consolidation, transfer of all or substantially all of the assets of the Company,

                  (D) any dissolution, liquidation or other winding up of the Company, or

                  (E) the issuance by the Company of any Additional Shares, the Company will mail to the holder of this Note at least twenty (20) days prior to the earliest date specified therein, a notice specifying, as applicable:

                  (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right,

                  (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon, or

                  (C) the date on which such issuance of Additional Shares is expected to be consummated and the resulting adjustment to the Conversion Price in accordance with Section 9.3 of this Note.

         9.8 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         SECTION 10. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company that such Holder is acquiring this Note for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution hereof. The Holder further represents that such Holder is an "accredited investor" within the meaning of Rule 501 promulgated under Regulation D of the Securities Act and that such Holder understands that (i) this Note has not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act, and that the Company's reliance on such exemption is predicated on the Holder's representations set forth herein, (ii) no public market now exists or may ever exist for this Note, (iii) this Note and any securities issued upon conversion hereof, must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iv) this Note and any such securities will bear a legend to such effect. In particular, the Holder is aware that this Note and any securities issued upon conversion of this Note may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met, including without limitation the availability to the public of current information about the Company, which information is not now available.

         SECTION 11. SECURITY INTEREST.

                  11.1 COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Company's obligations under this Note, the Company hereby pledges, grants, assigns, conveys and transfers to the Holder of this Note a security interest in all of the Company's right, title and interest in, to and under any and all Intellectual Property (as hereinafter defined) developed by the Company pursuant to the Existing Agreement or otherwise developed through funding provided by the Company, in each case whether now owned by the Company or hereafter acquired, whether now existing or hereafter coming into existence and wherever located (collectively, the "COLLATERAL").

                  11.2 FURTHER ASSURANCES. The Company agrees that from time to time, at the sole cost and expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Company will: (i) use its best efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to the Holder with respect to any Collateral, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Holder may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) at the Holder's reasonable request, appear in and defend any action or proceeding that may affect the Company's title to or the Holder's security interest in all or any part of the Collateral, and (iv) furnish to the Holder from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Holder may reasonably request, all in reasonable detail and in form reasonably satisfactory to the Holder. The Company shall promptly notify the Holder in writing of any new copyright application or registration, patent or trademark application or registration acquired or made by the Company after the date hereof and of any trademark registrations issued after the date hereof. Promptly after the filing of an application for any trademark, patent and copyright registration, the Company shall execute and deliver to the Holder and record in all relevant offices, a security interest supplement or such other documentation as the Holder shall request, pursuant to which the Company shall grant to the Holder a security interest to the extent of its interest in such Collateral.

                  11.3. DEFINITION. For purposes of this Note, "INTELLECTUAL PROPERTY" shall mean:

                           (A) all right, title and interest in and to all
trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles, Internet domain names and/or other source and/or business identifiers and applications pertaining thereto, as the same may be amended from time to time, all registrations that have been or may hereafter be issued or applied for thereon in the United States, any state thereof, in international registries, and in foreign countries, all common law and other rights in and to the trademarks in the United States and any state thereof and in foreign countries, and all goodwill of the Company's business symbolized by any of the foregoing and associated therewith, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits) and the right (but not the obligation) to sue for past, present and fixture infringements in the name of such Company or in the name of the Holder;

                           (B) all rights, titles and interests in and to all
patents and patent applications under any domestic, international, or foreign law that are presently, or in the future may be, owned or held in whole or in part by the Company, and all reissues, divisions, continuations, renewals, extensions and continuations in part thereof including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits) and the right (but not the obligation), to sue for past, present, and future infringements in the name of the Company or in the name of the Holder; and

                           (C) all rights, titles and interests under copyright
in published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by the Company, all copyright registrations issued to the Company and applications for copyright registration that have been or may hereafter be issued or applied for thereon by the Company in the United States, in international registries and in foreign countries, all common law and other rights in and to copyrights in the United States and in foreign countries, including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), and all renewals and extensions thereof, throughout the world, the right to renew and extend such copyrights or copyright registrations and to register works protectable by copyright including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits) and the right (but not the obligation) to sue for past, present and future infringements of the copyrights in the name of the Company or in the name of the Holder.

         SECTION 12. ACKNOWLEDGMENT OF PLEDGE. The Company hereby agrees, acknowledges and consents to the pledge by SGC to certain creditors of SGC of its rights under this Note (including the right to receive payments of principal and interest hereunder) as collateral security for the payment and performance by SGC under certain credit facilities of SGC. The Company further agrees that, from time to time upon the written request of SGC, the Company will execute and deliver such further documents and do such other acts and things as SGC may reasonably request in order fully to effect the granting of such pledge and/or security interest.

         SECTION 13. ASSIGNMENT. Subject to the restrictions on transfer described in Section 15 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         SECTION 14. AMENDMENTS AND WAIVERS. Any provision of this Note may be amended only with the express written consent of both the Company and the Holder. The observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the express written consent of the party waiving the application of such term. Any amendment or waiver affected in accordance with this Section 14 shall be binding on each future Holder and the Company.

         SECTION 15. TRANSFER OF THIS NOTE; RESTRICTIONS. This Note may be transferred only in compliance with applicable federal and state securities laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by duly executed written instrument of transfer in a form reasonably satisfactory to the Company. A new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

         SECTION 16. NOTICES. All notices, requests, demands and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify by notice to the other parties listed below.

                  If to Company:     uWink, Inc.
                                     5443 Beethoven Street
                                     Los Angeles, CA 90066
                                     Telecopier: (310) 827-7633
                                     Telephone: (310) 827-6900
                                     Attention: Nolan Bushnell

                  If to Holder:      Scientific Games Corporation
                                     750 Lexington Avenue
                                     New York, NY 10022
                                     Telecopier:  (212) 754-2372
                                     Telephone:  (212) 754-2233
                                     Attention: David Pyle

Each such notice, request or other communication shall be effective (i) if given by telecopier or other form of facsimile transmission, when the recipient confirms legible transmission thereof, or (ii) if given by any other means, when delivered at the address specified in this Section 16.

         SECTION 17. ATTORNEYS' AND COLLECTION FEES. Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses, incurred by the Holder in collecting or enforcing this Note.

         SECTION 18. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         SECTION 19. GOVERNING LAW. This Note is made and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York (without giving effect to principles of conflicts of laws of the State of New York or any other state).

         SECTION 20. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date first written above.


                        UWINK, INC.


                        By: ____________________________
                            Name:
                            Title:



ACKNOWLEDGED & AGREED:

SCIENTIFIC GAMES CORPORATION


By: _________________________
    Name:
    Title: